                                                                    EXHIBIT 4.1

NUMBER                                                                   SHARES
FMD

                             [FIRST MARBLEHEAD LOGO]

                        THE FIRST MARBLEHEAD CORPORATION
              Incorporated under the laws of the State of Delaware

COMMON STOCK                                                       COMMON STOCK

                                                              CUSIP 320771 10 8
                                       SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

          THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY, CANTON, MA
                              AND JERSEY CITY, NJ

THIS CERTIFIES THAT


IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

THE FIRST MARBLEHEAD CORPORATION (the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Restated Certificate of Incorporation and the Amended and Restated By-laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:


/s/ Daniel Maxwell Meyers              [Seal]         /s/ Donald R. Peck
Chairman of the Board                                 Treasurer

Countersigned and Registered:

EQUISERVE TRUST COMPANY, N.A.

Transfer Agent and Registrar


By:
   ---------------------------------------
          Authorized Signature

                        THE FIRST MARBLEHEAD CORPORATION

         The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests in writing, a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT -       ________________ Custodian _______________
                                                                   (Cust)                   (Minor)
TEN ENT - as tenants by the                                   under Uniform Gifts to Minors Act ___________
entireties                                                                                        (State)

JT TEN - as joint tenants with
right of survivorship and not
as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

--------------------------------------------

-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

------------------------------------------------------------ Attorney to
transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------

                                                     --------------------------
                                                             Signature

                                                     --------------------------

                                                     THE SIGNATURE(S) TO THIS
                                                     ASSIGNMENT MUST CORRESPOND
                                                     WITH THE NAME AS WRITTEN
                                                     UPON THE FACE OF THE
                                                     CERTIFICATE IN EVERY
                                                     PARTICULAR WITHOUT
                                                     ALTERATION OR ENLARGEMENT
                                                     OR ANY CHANGE WHATSOEVER.

                                                     SIGNATURE(S) MUST BE
                                                     GUARANTEED BY AN ELIGIBLE
                                                     GUARANTOR INSTITUTION
                                                     (BANKS, STOCKBROKERS,
                                                     SAVINGS AND LOAN
                                                     ASSOCIATIONS AND CREDIT
                                                     UNIONS WITH MEMBERSHIP IN
                                                     AN APPROVED SIGNATURE
                                                     GUARANTEE MEDALLION
                                                     PROGRAM), PURSUANT TO
                                                     S.E.C. RULE 17Ad-15

Signature Guaranteed: